UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 13, 2020

Entergy Louisiana, LLC
(Exact name of registrant as specified in its charter)

Texas	1-32718	47-4469646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4809 Jefferson Highway, Jefferson, Louisiana		70121
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Mortgage Bonds, 5.25% Series due July 2052	ELJ	New York Stock Exchange
Mortgage Bonds, 4.70% Series due June 2063	ELU	New York Stock Exchange
Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On November 9, 2020, Entergy Louisiana, LLC (the “Company”) entered into an Underwriting Agreement for the sale of $300,000,000 aggregate principal amount of its Collateral Trust Mortgage Bonds, 1.60% Series due December 15, 2030 (the “2030 Bonds”) and $300,000,000 aggregate principal amount of its Collateral Trust Mortgage Bonds, 2.90% Series due March 15, 2051 (the “2051 Bonds,” and together with the 2030 Bonds, the “Bonds”). The sale of the Bonds closed on November 13, 2020. The Bonds were registered under the Securities Act of 1933, as amended, by means of the Company’s automatic shelf Registration Statement on Form S-3 (File No. 333-233403-04) (the “Registration Statement”), which such Registration Statement became effective upon such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.50(a)
Officer’s Certificate No. 16-B-11 establishing the terms of the 2051 Bonds issued under the Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of November 1, 2015 (incorporated by reference to Exhibit 4.50 to Form 8-K filed March 6, 2020, File No. 001-32718).

4.50(b)	Officer’s Certificate No. 19-B-13 establishing the terms of the 2030 Bonds issued under the Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of November 1, 2015.
4.51(a)
Twelfth Supplemental Indenture relating to the 2051 Bonds issued under the Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of November 1, 2015 (incorporated by reference to Exhibit 4.51 to Form 8-K filed March 6, 2020, File No. 001-32718).

4.51(b)	Thirteenth Supplemental Indenture relating to the 2030 Bonds issued under the Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of November 1, 2015.
4.52(a)
Ninety-second Supplemental Indenture establishing the terms of the 2051 Class A Bonds issued under the Indenture of Mortgage of Entergy Louisiana, LLC (as successor to Entergy Gulf States Louisiana, LLC), dated September 1, 1926, as amended (incorporated by reference to Exhibit 4.52 to Form 8-K filed March 6, 2020, File No. 001-32718).

4.52(b)
Ninety-third Supplemental Indenture establishing the terms of the 2030 Class A Bonds issued under the Indenture of Mortgage of Entergy Louisiana, LLC (as successor to Entergy Gulf States Louisiana, LLC), dated September 1, 1926, as amended.

4.53(a)
Ninety-second Supplemental Indenture establishing the terms of the 2051 Class A Bonds issued under the Indenture of Mortgage of Entergy Louisiana, LLC, dated as of April 1, 1944, as amended (incorporated by reference to Exhibit 4.53 to Form 8-K filed March 6, 2020, File No. 001-32718).

4.53(b)	Ninety-third Supplemental Indenture establishing the terms of the 2030 Class A Bonds issued under the Indenture of Mortgage of Entergy Louisiana, LLC, dated as of April 1, 1944, as amended.

5.05	Opinion of Morgan, Lewis & Bockius LLP with respect to the Bonds.

5.06	Opinion of Mark G. Otts, Assistant General Counsel, Corporate and Securities of Entergy Services, LLC, with respect to the Bonds.

5.07	Opinion of Duggins Wren Mann & Romero, LLP, with respect to the Bonds.

23.06	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Bonds (included in Exhibit 5.05).

23.07	Consent of Mark G. Otts, Assistant General Counsel, Corporate and Securities of Entergy Services, LLC, with respect to his Opinion relating to the Bonds (included in Exhibit 5.06).

23.08	Consent of Duggins Wren Mann & Romero, LLP with respect to its Opinion relating to the Bonds (included in Exhibit 5.07).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Louisiana, LLC
(Registrant)
Date November 13, 2020
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer